Exhibit 99

                Jefferson Pilot Reports First-Quarter Earnings

    GREENSBORO, N.C., April 27 /PRNewswire-FirstCall/ -- Jefferson-Pilot Corporation (NYSE: JP), parent of the Jefferson Pilot Financial companies and one of the nation's leading providers of universal and variable universal life insurance, fixed annuities, and employee benefits, today reported net income of $0.90 per share for the first quarter of 2004, versus $0.76 for the first quarter of 2003. Jefferson Pilot's earnings before the cumulative effect of a change in accounting principle (SOP 03-1) increased 30 percent to $0.99 per share from $0.76 in the first quarter of 2003. Earnings before realized investment gains, and excluding the cumulative effect of SOP 03-1, increased five percent to $0.89 per share for the quarter from $0.85 in the year-earlier period.
    All per-share results are on a diluted basis.
    Earnings from Jefferson Pilot's Individual Products business were
$75.0 million in the first quarter, versus $76.0 million in the first quarter of 2003. For the quarter, individual market life insurance annualized premium sales were $48.7 million, compared to $56.0 million a year ago. Universal life policyholder fund balances grew 6 percent for the quarter to $10.9 billion, and total life fund balances increased 8 percent to $12.4 billion. Jefferson Pilot's Premier Partnering program continued to perform well, with Premier Partners contributing over 71 percent of total life insurance production in the quarter, up from 53 percent in 2003.
    Earnings from the Annuity and Investment Products segment were $19.0 million for the quarter, versus $21.2 million a year earlier. Fixed annuity sales of $310.1 million were up sharply from $115.3 million in the prior-year period, reflecting continued good market acceptance of Jefferson Pilot's products, particularly equity indexed products. Fixed annuity average fund balance growth was a solid 8 percent for the quarter, to $8.9 billion from $8.2 billion a year ago.
    The Benefit Partners group insurance segment earned $11.5 million in the first quarter, versus $11.9 million in the first quarter last year. Group insurance sales were $53.9 million in the quarter, compared to $73.0 million in the year-earlier period. Integration of the non-medical group insurance business of Canada Life is progressing well.
    Jefferson-Pilot Communications reported excellent results in the first quarter. Revenues increased 16 percent, which, combined with effective expense control, drove earnings up 49 percent to $10.6 million from $7.1 million a year ago. Broadcast cash flow grew 39 percent to $21.8 million from $15.7 million.
    The Corporate and Other segment reported first-quarter earnings before realized investment gains of $10.4 million, up from $5.3 million in the 2003 quarter. Realized investment gains of $14.7 million brought total Corporate and Other earnings to $25.1 million for the quarter, compared to a loss of $7.1 million, including realized investment losses of $12.4 million, in the first quarter of 2003.
    During the first quarter, Jefferson Pilot bought 1,884,200 of its shares in the open market for a total investment of $101.2 million.
    Stockholders' equity per share grew 12 percent to $28.39 at the end of the first quarter from $25.35 a year ago.
    Summarizing the quarter, Jefferson Pilot CEO Dennis Glass said, "We are pleased with the overall health of our businesses and we continue to actively and appropriately manage our operations in response to market conditions, including historically low interest rates. In both our individual life insurance and annuity businesses, our distribution remains strong and our asset balances are growing. We are building our business platforms by investing in technology, distribution support, and product capability. The addition of Canada Life further strengthens our group insurance distribution and platform. Jefferson-Pilot Communications' earnings performance was excellent, demonstrating again Communications' ability to produce industry-leading profitability. We are optimistic that our basic strategies, combined with a strengthening economy, will result in improved performance."
    Throughout this release, "reportable segment results" is defined as net income before realized investment gains and losses (and cumulative effect of change in accounting principle, if applicable). Reportable segment results is a non-GAAP measure. We believe reportable segment results provides relevant and useful information to investors, as it represents the basis on which we assess the performance of our business segments. We deem reportable segment results to be a meaningful measure for this purpose because, except for losses from other-than-temporary impairments, realized investment gains and losses occur primarily at our sole discretion. Note that reportable segment results as described above may not be comparable to similarly titled measures reported by other companies.
    A conference call for the investment community to discuss these results will be held tomorrow at 10:00 EDT. The call will be broadcast live on the Internet at www.jpfinancial.com , and will be archived.
    Jefferson-Pilot Corporation, a holding company, is one of the nation's largest shareholder-owned life insurance companies. Jefferson Pilot's life insurance and annuity companies, principally Jefferson-Pilot Life Insurance Company, Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company, together known as Jefferson Pilot Financial, offer full lines of individual and group life insurance products as well as annuity and investment products. Jefferson-Pilot Communications Company owns and operates three network television stations and 18 radio stations, and produces and syndicates sports programming. Additional information on Jefferson-Pilot can be found at www.jpfinancial.com .
    This release includes forward-looking statements, and any forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties that could significantly affect our actual results or financial condition. These risks and uncertainties include, among others, general economic conditions, the impact on the economy from any further terrorist activities or U.S. military engagements, and interest rate levels, changes and fluctuations, earnings; any failure to complete successfully the integration of our recently completed group acquisition; competitive factors, including pricing pressures, technological developments, new product offerings, and the emergence of new competitors; changes in federal and state taxes; changes in the regulation of the financial services industry; or changes in other laws and regulations and their impact. We undertake no obligation to publicly correct or update any forward-looking statements. Readers are advised to consult any further disclosures we make on related subjects in our press releases and filings with the SEC; in particular, see the section entitled "External Trends and Forward Looking Information," and other sections it may reference, in our most recent 10-K report to the SEC, as it may be updated in our subsequent 10-Q and 8-K reports.

SOURCE  Jefferson-Pilot Corporation
    -0-                             04/27/2004
    /CONTACT: Investment Community, John Still, +1-336-691-3382, or News Media, Paul Mason, +1-336-691-3313/
    /FIRST ADD -- TABULAR MATERIAL TO FOLLOW/
    /Web site:  http://www.jpfinancial.com /
    (JP)

CO:  Jefferson-Pilot Corporation
ST:  North Carolina
IN:  INS
SU:  ERN

              /FIRST ADD -- CLTU019 -- Jefferson-Pilot Earnings/

                  Jefferson-Pilot Corporation and Subsidiaries
                                   2004 Report

                                                      Three Months Ended
    Net Income                                 Mar 31, 2004      Mar 31, 2003

    (Dollars in thousands)

    Individual                                     $75,027           $75,989
    AIP                                             19,070            21,215
    Benefit Partners                                11,454            11,917
    Communications                                  10,552             7,064
    Corporate and Other                             10,423             5,264
    Total reportable segment results               126,526           121,449
    Realized investment gains (losses),
     net of taxes                                   14,705           (12,394)
    Net income before cumulative effect
     of change in accounting principle             141,231           109,055
    Cumulative effect of change in
     accounting for long duration
     contracts, net of taxes                       (12,884)                -

    Net income                                    $128,347          $109,055

    Per share information

    Income before cumulative effect of
     change in accounting principle                  $1.00             $0.76
    Cumulative effect of change in
     accounting principle, net of taxes              (0.09)                -
    Net income                                       $0.91             $0.76

    Per share information - assuming dilution

    Income before cumulative effect of
     change in accounting principle                  $0.99             $0.76
    Cumulative effect of change in
     accounting principle, net of taxes              (0.09)                -
    Net income                                       $0.90             $0.76

    Average number of shares outstanding       140,659,329       142,804,138

    Average number of shares outstanding
     - assuming dilution                       142,169,281       143,662,337

    Supplemental per share information
    Realized investment gains (losses),
     net of taxes - assuming dilution                $0.10            $(0.09)


                  Jefferson-Pilot Corporation and Subsidiaries
                                   (Unaudited)

    Consolidated Balance Sheets (In
    Thousands)                                Mar 31, 2004      Dec 31, 2003

    Assets:
    Cash and investments                       $27,156,243       $25,823,574
    Accrued investment income                      337,527           326,073
    Due from reinsurers                          1,321,719         1,340,395
    Deferred policy acquisition costs            1,745,449         1,771,174
    Value of business acquired                     449,440           459,270
    Goodwill, net                                  311,894           311,894
    Other assets                                   633,443           498,428
    Separate account assets                      2,228,721         2,165,524

                                               $34,184,436       $32,696,332

    Liabilities:
    Policy liabilities                         $25,253,219       $24,369,234
    Debt:
       Commercial paper borrowings                 153,974           654,232
       Obligations under repurchase
        agreements                                 453,980           400,590
       Long-term notes payable                     599,625               -
       Junior subordinated debentures              309,279           309,279
    Income tax liabilities                         615,064           471,922
    Accrued expenses and other liabilities         600,333           519,654
    Separate account liabilities                 2,228,721         2,165,524

                                                30,214,195        28,890,435

    Stockholders' equity:
    Common stock and paid in capital               174,779           175,762
    Retained earnings                            2,966,549         2,946,869
    Accumulated other comprehensive
     income  - net unrealized gains on
     securities                                    828,913           683,266

                                                 3,970,241         3,805,897

                                               $34,184,436       $32,696,332

    Components of Equity (Dollars in
     thousands except share amounts)

    Common stock and paid in capital              $174,779          $175,762
    Retained earnings                            2,966,549         2,946,869
    Net unrealized gains
        Bonds, net of DAC, VOBA and taxes          545,300           390,230
        Equities, net of taxes                     283,613           293,036
            Total unrealized gains                 828,913           683,266
    Stockholders' equity                        $3,970,241        $3,805,897

    Shares outstanding                         139,824,510       140,610,540

    Per share                                       $28.39            $27.07

    Per share excluding unrealized gains            $22.47            $22.21


                  Jefferson-Pilot Corporation and Subsidiaries
                  Consolidated Statements of Income (Unaudited)

                                                      Three Months Ended
    (Dollars in thousands except share amounts)  Mar 31, 2004     Mar 31, 2003

    Revenue:
    Premiums and other considerations             $279,781          $230,825
    UL & investment product charges                181,583           172,244
    Net investment income(A)                       406,461           410,038
    Realized investment gains (losses)              23,461           (19,068)
    Communications sales                            58,132            50,103
    Broker-dealer concessions and other             35,398            23,581

       Total revenue                               984,816           867,723

    Benefits and Expenses:
    Insurance and annuity benefits                 540,979           498,026
    Insurance commissions, net of deferrals         59,652            24,990
    General and administrative expenses,
     net of deferrals                               37,633            31,406
    Insurance taxes, licenses and fees              17,410            21,165
    Amortization of policy acquisition
     costs and value of business acquired           66,788            81,537
    Interest expense(A)                             10,748             8,824
    Communications operations                       36,662            34,745

       Total benefits and expenses                 769,872           700,693

    Income before income taxes and
     cumulative effect of change in
     accounting principle                          214,944           167,030
    Income taxes                                    73,713            57,975
    Income before cumulative effect of
     change in accounting principle                141,231           109,055
    Cumulative effect of change in
     accounting for long-duration
     contracts, net of taxes                       (12,884)                -

    Net income                                    $128,347          $109,055

    Average number of shares outstanding       140,659,329       142,804,138

    Average number of shares
      outstanding - assuming dilution          142,169,281       143,662,337

    Quarterly return on equity(B)                    16.2%             16.5%

    Earnings Per Share

    Earnings per share before cumulative
     effect of change in accounting principle        $1.00             $0.76

    Cumulative effect of change in
     accounting for long-duration
     contracts, net of income taxes                  (0.09)                -

    Earnings per share                               $0.91             $0.76

    Earnings per share before cumulative
     effect of change in accounting
     principle - assuming dilution                   $0.99             $0.76
    Cumulative effect of change in
     accounting for long-duration
     contracts, net of income
     taxes - assuming dilution                       (0.09)                -

    Earnings per share - assuming dilution           $0.90             $0.76

    Supplemental per share information
    Realized investment gains (losses),
     net of taxes - assuming dilution                $0.10            $(0.09)

    (A) Prior year amounts have been restated to conform to presentation under FIN 46.

    (B) Return on equity is calculated utilizing reportable segment results as the numerator and average equity excluding the impact of net unrealized gains as the denominator.


                  Jefferson-Pilot Corporation and Subsidiaries
                Consolidated Statements of Cash Flows (Unaudited)

                                                    Three Months Ended
    (In Thousands)                            Mar 31, 2004      Mar 31, 2003

    Cash Flows from Operating Activities:

    Net income(A)                                 $128,347          $109,055
    Adjustments to reconcile net income
     to net cash provided by operating
     activities:
        Change in policy liabilities               114,878            41,164
        Net amount credited to
         policyholder accounts                      26,284            16,286
        Net deferral of policy
         acquisition costs and sales
         inducements                               (88,972)          (67,997)
        Net (deferral) amortization of
         value of business acquired                (17,678)           16,763
        Acquisition of group blocks via
         coinsurance                               327,992                 -
        Other                                       (8,687)          (25,980)

    Net cash provided by operations                482,164            89,291

    Cash Flows from Investing Activities:
    Securities and loans purchased and sold       (805,901)         (184,367)
    Other investing activities                     (24,463)            3,210

    Net cash used in investing activities         (830,364)         (181,157)

    Cash Flows from Financing Activities:
    Policyholder contract deposits                 729,929           637,109
    Policyholder contract withdrawals             (383,020)         (404,575)
    Net  borrowings (repayments)                   152,757           (82,599)
    Net repurchase of common shares                (63,299)          (29,859)
    Cash dividends to common and
     preferred stockholders(A)                     (46,653)          (43,254)
    Other                                            7,032             1,187

    Net cash provided by financing activities      396,746            78,009

    Increase (decrease) in cash and cash
     equivalents                                    48,546           (13,857)
    Cash and cash equivalents at
     beginning of period                            71,768            66,777

    Cash and cash equivalents at end of period    $120,314           $52,920

    Supplemental Cash Flow Information:
    Income taxes paid                              $(6,356)          $44,900

    Interest paid on borrowed money(A)             $16,264           $16,081

    (A)  Prior amounts have been restated to presentation under FIN 46.


                  Jefferson-Pilot Corporation and Subsidiaries
                            Business Segment Results
                                   (Unaudited)

    Individual Products (In Thousands)

    The Individual Products distribution system offers a wide array of life insurance products to individuals and employers through captive agents (career and home service agency forces), independent agents (recruited through independent marketing organizations and a regional marketing network) and financial institutions. Reportable segment results were:

                                                     Three Months Ended
                                                           March 31
                                                    2004              2003
    UL-Type Products:
      Net investment income                       $184,128          $185,138
      Interest credited to policyholders          (125,661)         (126,471)
         Interest margin                            58,467            58,667
      Product charge revenue:
         Cost of insurance charges                 132,628           125,429
         Expense charges                            37,424            35,602
         Surrender charges                          11,096            10,325
         Total product charge revenue              181,148           171,356
      Death benefits and other insurance
       benefits                                    (77,203)          (71,244)
      Expenses, excluding amortization of
       DAC and VOBA                                (22,483)          (23,813)
      Amortization of DAC and VOBA                 (45,077)          (40,930)
      Miscellaneous expense                           (183)               (3)
      UL-type product income before taxes           94,669            94,033
    Traditional Products:
      Premiums and other considerations             40,145            44,169
      Net investment income                         38,546            41,937
      Benefits                                     (47,417)          (53,378)
      Expenses, excluding amortization of
       DAC and VOBA                                 (7,160)           (5,161)
      Amortization of DAC and VOBA                  (3,962)           (4,694)
      Traditional product income before taxes       20,152            22,873
      Income before income taxes                   114,821           116,906
      Income taxes                                 (39,794)          (40,917)
      Reportable segment results                   $75,027           $75,989

      Operating Measures

      Annualized equivalent life
       insurance premiums:
           -Individual Markets Excl.
             Community Banks and BOLI              $48,682           $56,031
           -Community Banks and BOLI                   945             5,411
                                                   $49,627           $61,442

      Average UL policyholder fund
       balances                                $10,930,580       $10,351,111
      Average VUL separate account assets        1,489,461         1,105,805
           Total                               $12,420,041       $11,456,916

      Average Face Amount of Insurance In
       Force:
           - Total                            $166,444,000      $163,794,000
           - UL-Type Contracts                $126,103,000      $122,245,000

      Average assets                           $17,936,560       $16,750,174


                  Jefferson-Pilot Corporation and Subsidiaries
                            Business Segment Results
                                   (Unaudited)

    Annuity and Investment Products (In Thousands)

    Annuity and Investment Products (referred to as AIP) offers fixed and variable annuities and investment products through proprietary and independent agents, financial institutions, investment professionals and broker-dealers. Reportable segment results were:

                                                      Three Months Ended
                                                            Mar 31
                                                     2004              2003
      Investment product charges and premiums       $2,406            $2,040
      Net investment income                        143,518           145,478
      Broker-dealer concessions and other           29,392            22,190
      Total revenue                                175,316           169,708
      Policy benefits (including
       interest credited)                          103,612           103,575
      Insurance expenses                            14,919            13,106
      Broker-dealer expenses                        27,512            20,348
      Total benefits and expenses                  146,043           137,029
      Income before income taxes                    29,273            32,679
      Income taxes                                  10,203            11,464

      Reportable segment results                   $19,070           $21,215

      Operating Measures

      Fixed annuity premium sales                 $310,101          $115,339
      Variable annuity premium sales                   112             1,041
           Total                                  $310,213          $116,380

      Investment product sales                  $1,323,800          $614,665

      Average fund balances:
      Fixed annuity                             $8,875,604        $8,242,025
      Variable annuity                             350,354           335,366
         Total annuity                          $9,225,958        $8,577,391

      Effective investment spreads for
       fixed annuities                               1.71%             1.89%

      Fixed annuity surrenders as a % of
       beginning fund balance                         9.5%              7.9%

      Fixed annuity general and
       administrative expenses
       as a % of average invested assets             0.18%             0.18%

      Average assets                           $10,116,787        $9,404,408


                   Jefferson-Pilot Corporation and Subsidiaries
                             Business Segment Results
                                   (Unaudited)

    Benefit Partners (In Thousands)

    Benefit Partners offers group non-medical products such as term life, disability and dental insurance to the employer marketplace. These non-medical products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit firms, brokers, third party administrators and other employee benefit providers. Reportable segment results were:

                                                      Three Months Ended
                                                            Mar 31
                                                     2004              2003

      Premiums and other considerations            $232,500          $181,792
      Net investment income                          18,382            15,882

      Total revenue                                 250,882           197,674

      Policy benefits                               180,401           137,658
      Expenses                                       52,859            41,682

      Total benefits and expenses                   233,260           179,340

      Income before income taxes                     17,622            18,334
      Income taxes                                    6,168             6,417

      Reportable segment results                    $11,454           $11,917

      Operating Measures

      Life, Disability and Dental:
         Annualized sales                           $53,898           $72,960
      Reportable segment results:
         Life                                        $3,459            $2,510
         Disability                                   6,790             8,396
         Dental                                         641               336
         Other                                          564               675
            Total                                   $11,454           $11,917

      Loss Ratios:
         Life                                         79.0%             82.0%
         Disability                                   72.9%             63.4%
         Dental                                       78.3%             79.8%
            Combined                                  76.2%             74.1%

      Total expenses as a % of premium income         22.8%             23.0%


                  Jefferson-Pilot Corporation and Subsidiaries
                            Business Segment Results
                                   (Unaudited)

    Communications (In Thousands)

    Jefferson-Pilot Communications Company operates television and radio broadcast properties and produces syndicated sports and entertainment programming. Reportable segment results were:

                                                       Three Months Ended
                                                             Mar 31
                                                     2004              2003
      Communications revenues, net                 $58,507           $50,478
      Cost of sales                                 14,713            13,453
      Operating expenses                            21,949            21,292
      Broadcast cash flow                           21,845            15,733
      Depreciation and amortization                  2,225             2,103
      Corporate general and
       administrative expenses                       1,599             1,490
      Net interest expense and other                   423               588
      Income before income taxes                    17,598            11,552
      Income taxes                                   7,046             4,488
      Reportable segment results                   $10,552            $7,064


    Corporate and Other (In Thousands)

    Activities of the parent company and passive investment affiliates, surplus of the life insurance subsidiaries not otherwise allocated to the reportable segments including earnings thereon, financing expenses on corporate debt and debt securities, and federal and state income taxes not otherwise allocated to business segments are reported in the "Corporate and Other" category. Reportable segment results were:

                                                       Three Months Ended
                                                             Mar 31
                                                     2004              2003
      Earnings on investments and other
       income(A)                                   $25,937           $21,796
      Interest expense on debt(A)                  (10,748)           (8,824)
      Operating expenses                            (3,018)           (6,346)
      Income taxes                                  (1,748)           (1,362)
      Reportable segment results                    10,423             5,264
      Realized investment gains (losses),
       net of taxes                                 14,705           (12,394)
      Reportable segment results,
       including net realized investment
       gains (losses)                              $25,128           $(7,130)

      (A) Prior year amounts have been restated to conform to presentation under FIN 46.


    Assets by Segment (In Millions)

      Individual Products                          $18,087           $16,829
      Annuity and Investment Products               10,293             9,412
      Benefit Partners                               1,710               945
      Communications                                   199               200
      Corporate and Other                            3,895             3,429
      Total assets                                 $34,184           $30,815


                 Jefferson-Pilot Corporation and Subsidiaries
                Quarterly Financial Results by Business Segment
                                  (Unaudited)

                                           Mar 31,  Dec 31, Sept 30, June 30,
    (In millions)                           2004     2003     2003     2003

    Revenue:
     Individual                            $443.8   $444.3   $449.7   $437.2
     AIP                                    175.3    177.4    173.7    172.9
     Benefit Partners                       250.9    208.1    206.2    207.8
     Communications                          58.1     63.3     51.2     50.1
     Corporate and Other                     33.3     32.7     30.1     28.2
     Realized investment gains (losses)      23.4    (42.8)    (5.1)    20.2
          Total revenue                    $984.8   $883.0   $905.8   $916.4

    Reportable Segment Results:
     Individual                             $75.0    $80.4    $78.6    $74.3
     AIP                                     19.1     22.3     20.0     21.5
     Benefit Partners                        11.4     16.2     10.0     12.5
     Communications                          10.6     15.4     11.4     11.6
     Corporate and Other                     10.4      9.8     10.0      7.1
    Total reportable segment results        126.5    144.1    130.0    127.0

    Realized investment gains (losses),
     net of taxes                            14.7    (27.8)    (3.9)    13.1

     Net income before cumulative effect
      of change in
      accounting principle                  141.2    116.3    126.1    140.1

     Cumulative effect of change in
      accounting principle, net of taxes    (12.9)      -        -        -

    Net income                             $128.3   $116.3   $126.1   $140.1

    Earnings Per Share
     Earnings per share before cumulative
      effect of change in
      accounting principle                  $1.00    $0.82    $0.89    $0.99
     Cumulative effect of change in
      accounting principle, net of taxes    (0.09)     -        -        -
     Earnings per share                     $0.91    $0.82    $0.89    $0.99

     Earnings per share before cumulative
      effect of change in
      accounting principle - assuming
      dilution                              $0.99    $0.82    $0.88    $0.98
     Cumulative effect of change in
      accounting principle, net of
      taxes - assuming dilution             (0.09)     -        -        -
     Earnings per share - assuming
      dilution                              $0.90    $0.82    $0.88    $0.98

    Supplemental per share information
    Realized investment gains (losses),
     net of taxes - assuming dilution       $0.10   $(0.19)  $(0.03)   $0.09


                 Jefferson-Pilot Corporation and Subsidiaries
                Quarterly Financial Results by Business Segment
                                  (Unaudited)

                                     Mar 31, Dec 31, Sept 30, June 30, Mar 31,
    (In millions)                      2003    2002    2002    2002     2002

    Revenue:
     Individual                       $442.5  $436.7  $436.2  $432.3  $431.5
     AIP                               169.7   175.1   170.5   171.1   169.7
     Benefit Partners                  197.7   178.3   180.0   176.6   163.4
     Communications                     49.9    61.2    49.2    49.2    47.9
     Corporate and Other                27.0    24.4    21.0    28.1    26.0
     Realized investment gains
      (losses)                         (19.1)  (63.8)    3.8     4.4    33.6
          Total revenue               $867.7  $811.9  $860.7  $861.7  $872.1

    Reportable Segment Results:
     Individual                        $76.0   $74.7   $73.9   $74.8   $69.7
     AIP                                21.2    20.7    18.9    19.3    21.4
     Benefit Partners                   11.9    12.8     9.2    12.5    12.9
     Communications                      7.1    13.0     9.8    10.5     6.5
     Corporate and Other                 5.3   (12.5)    4.6     5.4     7.2
    Total reportable segment results   121.5   108.7   116.4   122.5   117.7

    Realized investment gains
     (losses), net of taxes            (12.4)  (42.1)    2.4     2.8    21.9

     Net income before cumulative
      effect of change in
      accounting principle             109.1    66.6   118.8   125.3   139.6

     Cumulative effect of change in
      accounting principle, net of
      taxes                               -       -       -       -       -

    Net income                        $109.1   $66.6  $118.8  $125.3  $139.6

    Earnings Per Share
     Earnings per share before
      cumulative effect of change in
      accounting principle             $0.76   $0.47   $0.82   $0.84   $0.93
     Cumulative effect of change in
      accounting principle, net of
      taxes                              -       -       -       -       -
     Earnings per share                $0.76   $0.47   $0.82   $0.84   $0.93

     Earnings per share before
      cumulative effect of change in
      accounting principle -
      assuming dilution                $0.76   $0.46   $0.81   $0.83   $0.92
     Cumulative effect of change in
      accounting principle, net of
      taxes - assuming dilution          -       -       -       -       -
     Earnings per share - assuming
      dilution                         $0.76   $0.46   $0.81   $0.83   $0.92

    Supplemental per share information
    Realized investment gains
     (losses), net of taxes - assuming
     dilution                         $(0.09) $(0.29)  $0.01   $0.02   $0.14


                   Jefferson-Pilot Corporation and Subsidiaries
                          Investment Summary (Unaudited)
                                  (in Thousands)

                                         March 31, 2004     December 31, 2003
    Allocation of Invested Assets      Amount    Percent    Amount    Percent

    Cash and cash equivalents           $120,314    0.4%      $71,768    0.3%
    Bonds                             21,707,254   79.9%   20,443,770   79.2%
    Preferred stocks                      16,725    0.1%       16,463    0.1%
    Common stocks, unaffiliated          728,880    2.7%      753,958    2.9%
    Mortgages loans (net)              3,496,672   12.9%    3,472,340   13.4%
    Real estate (net)                    131,342    0.5%      131,600    0.5%
    Policy loans and other               955,056    3.5%      933,675    3.6%
    Invested assets                  $27,156,243  100.0%  $25,823,574  100.0%


                                         March 31, 2004     December 31, 2003
    Bond Portfolio                     Amount    Percent    Amount    Percent

    U.S. Government                     $282,354    1.3%     $267,847    1.3%
    Mortgage-backed                    2,811,860   13.0%    2,904,444   14.2%
    Private placements                 4,819,662   22.2%    4,504,954   22.0%
    Public - corporates               13,793,378   63.5%   12,766,525   62.5%
    Total bonds                      $21,707,254  100.0%  $20,443,770  100.0%

    Yield to maturity                      6.20%                6.33%
    Average life                         7.53 yrs             7.36 yrs
    Duration                                5.23                 5.08

    Average quality                           A2                   A2


                                         March 31, 2004     December 31, 2003
    Bond Portfolio Quality             Amount    Percent    Amount    Percent
        NAIC Rating         S&P
                         Equivalent
             1            AAA - A    $12,760,924   58.8%  $11,707,882   57.3%
             2              BBB        7,558,862   34.8%    7,284,384   35.6%
            3-6         BB and lower   1,387,468    6.4%    1,451,504    7.1%
        Total Bonds                  $21,707,254  100.0%  $20,443,770  100.0%


    Fixed Maturity Securities
     Unrealized Gains (Losses)     March 31, 2004      December 31, 2003

    Gross unrealized gains            $1,513,534           $1,179,211
    Gross unrealized (losses)            (66,575)            (126,275)
    Net unrealized gains (losses)     $1,446,959           $1,052,936


    Mortgage Loan Portfolio        March 31, 2004      December 31, 2003

    Yield to maturity                      7.59%                7.63%
    Average maturity                        6.86                 6.99
     Total delinquent loans and
      loans in foreclosure
      at amortized cost                   $6,395              $10,984
    Delinquent loans as a percent of
     total ML                              0.18%                0.32%
    Net book value of real estate
     acquired in
     satisfaction of mortgage
     indebtedness                        $5,070               $6,276


    Realized Investment
     Gains/(Losses)                  First Quarter 2004   First Quarter 2003

    Stock gains                          $28,564                   $-
    Stock losses                          (2,392)                   -
    Bond gains                            17,665               14,267
    Bond losses from sales and calls      (3,503)              (2,754)
    Bond losses from writedowns          (15,907)             (28,987)
    Other gains and losses (net)               2                 (631)
    Total pretax losses                   24,429              (18,105)
    DAC amortization                        (968)                (963)
    Income taxes                          (8,756)               6,674
    Total losses after taxes and DAC
     amortization                        $14,705             $(12,394)


                   Jefferson-Pilot Corporation and Subsidiaries
                       Insurance Segments Expense Analysis
                                  (In Thousands)

                                                      Three Months Ended
                                                            Mar 31
                                                     2004              2003
      Individual Products
      Commissions                                   $63,769           $79,184
      General and administrative expenses            29,801            30,096
      Taxes, licenses and fees                       11,063            14,897
          Total commissions and expenses
           incurred                                 104,633           124,177
      Less commissions and expenses
       capitalized                                  (74,990)          (95,203)
      Amortization of DAC and VOBA                   49,039            45,624
          Net expense                               $78,682           $74,598

      Annuity and Investment Products
      Insurance companies:
      Commissions - insurance companies             $18,454            $6,054
      General and administrative expenses             4,860             4,372
      Taxes, licenses and fees                          646               497
          Gross commissions and expenses
           incurred                                  23,960            10,923
      Less commissions and expenses
       capitalized                                  (20,539)           (9,317)
      Amortization of DAC and VOBA                   11,498            11,500
          Net expense - insurance
           companies                                 14,919            13,106
      Broker/Dealer:
      Commissions                                    24,767            18,071
      Other                                           2,745             2,277
          Net expense - broker/dealer                27,512            20,348
          Net expense                               $42,431           $33,454

      Benefit Partners
      Commissions                                   $26,881           $20,821
      General and administrative expenses            22,952            19,442
      Taxes, licenses and fees                        4,981             5,263
          Total commissions and expenses
           incurred                                  54,814            45,526
      Less commissions and expenses
       capitalized                                   (8,201)          (28,252)
      Amortization of DAC and VOBA                    6,246            24,408
          Net expense                               $52,859           $41,682


                  Jefferson-Pilot Corporation and Subsidiaries
                       DAC and VOBA Balance Sheet Analysis
                                 (In Thousands)

                                                    Three Months Ended
                                                          Mar 31
                                                  2004               2003

      Balance, beginning of period             $2,230,444         $2,027,317
      Cumulative effect of change in
       accounting principle                         1,064                -
      Benefit Partners co-insurance
       transaction                                 34,795                -
      Amount capitalized                          103,729            132,771
      Amortization expense                        (66,788)           (81,537)
      Adjustment for realized
       investment gains and losses                   (904)              (963)
      Adjustment for FAS 115                     (107,451)            (9,878)
      Balance, end of period                   $2,194,889         $2,067,710


                 Jefferson-Pilot Corporation and Subsidiaries

    Shareholder Information

    Listed NYSE: JP

    Composite Stock Price and Dividends (Adjusted for 50% stock dividend effected 04/09/01)

                                      Cash
                 High   Low   Close Dividend

          1Q04  55.08  48.97  55.01  0.330
          2003  50.72  35.75  50.65  1.293
          2002  53.00  36.35  38.11  1.184
          2001  49.67  38.00  46.27  1.072
          2000  50.59  33.25  49.83  0.960
          1999  53.09  40.79  45.50  0.857


    Transfer Agent and Dividend Reinvestment Agent

         Wachovia Bank                     Phone:  800/829-8432
         Dividend Reinvestment Service     Fax: 704/590-7618
         1525 West W.T. Harris Blvd., 3C3 Email: equityservices@wachovia.com Charlotte, NC 28288-1153

    Investor Relations

         Jefferson-Pilot Corporation       Phone: 336/691-3379
         Investor Relations - Dept. 3607
         P.O. Box 21008
         Greensboro, NC 27420
         investor.relations@jpfinancial.com

    Corporate Website

         www.jpfinancial.com

SOURCE  Jefferson-Pilot Corporation
    -0-                             04/27/2004 AA CLTU019
    /PRNewswire -- April 27/
    /SECOND AND FINAL ADD -- ADDITIONAL TABULAR MATERIAL -- TO FOLLOW/ /Web site: http://www.jpfinancial.com /
    (JP)

CO:  Jefferson-Pilot Corporation
ST:  North Carolina
IN:  INS
SU:  ERN

        /SECOND AND FINAL ADD -- CLTU019 -- Jefferson-Pilot Earnings/

           ********************************************************
                         Jefferson-Pilot Corporation
                    Supplemental Historical Quarterly Data
           ********************************************************

                           JEFFERSON-PILOT CORPORATION
                   QUARTERLY CONSOLIDATED STATEMENTS OF INCOME
                      SUPPLEMENTAL HISTORICAL QUARTERLY DATA

     (In thousands except                   Mar 31,      Dec 31,     Sep 30,
       share amounts)                        2004         2003        2003
     Revenue:
    Premiums and other considerations      $279,781     $243,303    $237,629
    U.L. & Investment product charges       181,583      171,472     180,106
    Net investment income(A)                406,461      418,891     413,265
    Realized investment (losses) gains       23,461      (42,814)     (5,135)
    Communications sales                     58,132       63,792      51,729
    Broker-dealer concessions and other      35,398       28,367      28,206

        Total Revenue                       984,816      883,011     905,800

     Benefits and Expenses:
    Insurance and annuity benefits          540,979      501,362     501,241
    Insurance commissions, net of
     deferrals                               59,652       27,537      31,333
    General and administrative
     expenses, net of deferrals              37,633       40,754      38,566
    Insurance taxes, licenses and fees       17,410       14,309      19,298
    Amortization of policy acquisition costs
     and value of business acquired          66,788       86,880      91,375
    Interest expense(A)                      10,748        8,432       8,159
    Communications operations                36,662       34,664      28,127

         Total Benefits and Expenses        769,872      713,938     718,099

     Income before taxes                    214,944      169,073     187,701
     Income taxes                            73,713       52,752      61,625
     Cumulative effect of change in
      accounting for long-duration
      contracts, net of taxes               (12,884)          -            -
     Net income available to common
      stockholders                         $128,347     $116,321    $126,076

     Average number of shares
      outstanding                       140,659,329  140,997,195 141,365,238

     Average number of shares
      outstanding - assuming dilution   142,169,281  142,253,286 142,522,449

     Quarterly return on equity(B)            16.2%        18.6%       17.0%

     Earnings Per Share

     Earnings per share before
      cumulative effect of change in
      accounting principle                    $1.00        $0.82       $0.89

     Cumulative effect of change in
      accounting for long-duration
      contracts, net of income taxes          (0.09)          -            -

     Earnings Per Share                       $0.91        $0.82       $0.89

     Earnings per share before cumulative
      effect of change in accounting
      principle - assuming dilution           $0.99        $0.82       $0.88

     Cumulative effect of change in accounting
      for long-duration contracts, net
      of income taxes - assuming dilution     (0.09)          -            -

     Earnings Per Share - Assuming Dilution   $0.90        $0.82       $0.88

     Supplemental per share information
     Realized investment gains (losses),
      net of taxes - assuming dilution        $0.10       $(0.19)     $(0.03)

    (A) Prior year amounts have been restated to conform to current year presentation for the adoption of FIN 46.

    (B) Return on equity is calculated utilizing reportable segment results as the numerator and average equity excluding the impact of net unrealized gains as the denominator.


                           JEFFERSON-PILOT CORPORATION
                   QUARTERLY CONSOLIDATED STATEMENTS OF INCOME
                      SUPPLEMENTAL HISTORICAL QUARTERLY DATA

     (In thousands except                   Jun 30,      Mar 31,     Dec 31,
       share amounts)                        2003         2003        2002
     Revenue:
    Premiums and other considerations      $238,951     $230,825    $212,005
    U.L. & Investment product charges       167,154      172,244     161,807
    Net investment income(A)                414,755      410,038     416,026
    Realized investment (losses) gains       20,222      (19,068)    (63,799)
    Communications sales                     50,674       50,103      61,844
    Broker-dealer concessions and other      24,634       23,581      23,991

        Total Revenue                       916,390      867,723     811,874

     Benefits and Expenses:
    Insurance and annuity benefits          503,527      498,026     477,078
    Insurance commissions, net of
     deferrals                               24,603       24,990      23,359
    General and administrative
     expenses, net of deferrals              38,467       31,406      64,725
    Insurance taxes, licenses and fees       18,444       21,165      19,765
    Amortization of policy acquisition costs
      and value of business acquired         81,653       81,537      82,109
    Interest expense(A)                       8,442        8,824       9,125
    Communications operations                27,536       34,745      34,881

         Total Benefits and Expenses        702,672      700,693     711,042

     Income before taxes                    213,718      167,030     100,832
     Income taxes                            73,559       57,975      34,226
     Cumulative effect of change in
      accounting for long-duration
      contracts, net of taxes                    -            -            -
     Net income available to common
      stockholders                         $140,159     $109,055     $66,606

     Average number of shares
      outstanding                       142,038,270  142,804,138 143,372,706

     Average number of shares
      outstanding - assuming dilution   143,055,368  143,662,337 144,326,570

     Quarterly return on equity(B)            16.9%        16.5%        14.8%

     Earnings Per Share

     Earnings per share before
      cumulative effect of change in
      accounting principle                    $0.99        $0.76       $0.47

     Cumulative effect of change in
      accounting for long-duration
      contracts, net of income taxes             -            -            -

     Earnings Per Share                       $0.99        $0.76       $0.47

     Earnings per share before cumulative
      effect of change in accounting
      principle - assuming dilution           $0.98        $0.76       $0.46

     Cumulative effect of change in
      accounting for long-duration
      contracts, net of income taxes
      - assuming dilution                        -            -           -

     Earnings Per Share - Assuming
      Dilution                                $0.98        $0.76       $0.46

     Supplemental per share information
     Realized investment gains (losses),
      net of taxes - assuming dilution        $0.09       $(0.09)      $(0.29)

    (A) Prior year amounts have been restated to conform to current year presentation for the adoption of FIN 46.

    (B) Return on equity is calculated utilizing reportable segment results as the numerator and average equity excluding the impact of net unrealized gains as the denominator.


                           JEFFERSON-PILOT CORPORATION
                   QUARTERLY CONSOLIDATED STATEMENTS OF INCOME
                      SUPPLEMENTAL HISTORICAL QUARTERLY DATA

     (In thousands except                   Sep 30,      Jun 30,     Mar 31,
       share amounts)                        2002         2002        2002
     Revenue:
    Premiums and other considerations      $215,038     $213,133    $200,966
    U.L. & Investment product charges       161,522      158,965     155,642
    Net investment income(A)                406,387      405,835     406,572
    Realized investment (losses) gains        3,767        4,377      33,635
    Communications sales                     49,891       49,972      48,094
    Broker-dealer concessions and other      24,141       29,407      27,187

        Total Revenue                       860,746      861,689     872,096

     Benefits and Expenses:
    Insurance and annuity benefits          490,433      476,286     469,975
    Insurance commissions, net of
     deferrals                               28,081       32,322      30,973
    General and administrative
     expenses, net of deferrals              33,664       35,249      33,701
    Insurance taxes, licenses and fees       18,905       19,887      19,683
    Amortization of policy acquisition costs
     and value of business acquired          71,357       69,055      63,274
    Interest expense(A)                       9,174        8,866       8,771
    Communications operations                29,251       27,842      33,660

         Total Benefits and Expenses        680,865      669,507     660,037

     Income before taxes                    179,881      192,182     212,059
     Income taxes                            61,125       66,909      72,487
     Cumulative effect of change in
      accounting for long-duration
      contracts, net of taxes                    -            -            -
     Net income available to common
      stockholders                         $118,756     $125,273    $139,572

     Average number of shares
      outstanding                       144,641,968  149,370,907 150,099,358

     Average number of shares
      outstanding - assuming dilution   145,822,346  151,033,862 151,804,738

     Quarterly return on equity(B)            15.6%        16.0%       15.6%

     Earnings Per Share

     Earnings per share before
      cumulative effect of change in
      accounting principle                    $0.82        $0.84       $0.93

     Cumulative effect of change in
      accounting for long-duration
      contracts, net of income taxes             -            -          -

     Earnings Per Share                       $0.82        $0.84       $0.93

     Earnings per share before cumulative
      effect of change in accounting
      principle - assuming dilution           $0.81        $0.83       $0.92

     Cumulative effect of change in
      accounting for long-duration
      contracts, net of income taxes
      - assuming dilution                        -            -            -

     Earnings Per Share - Assuming
      Dilution                                $0.81        $0.83       $0.92

     Supplemental per share information
     Realized investment gains (losses),
      net of taxes - assuming dilution        $0.01        $0.02       $0.14

    (A) Prior year amounts have been restated to conform to current year presentation for the adoption of FIN 46.

    (B) Return on equity is calculated utilizing reportable segment results as the numerator and average equity excluding the impact of net unrealized gains as the denominator.


                           JEFFERSON-PILOT CORPORATION
                           INDIVIDUAL PRODUCTS SEGMENT
                      SUPPLEMENTAL HISTORICAL QUARTERLY DATA

     (In Thousands)                       Mar 31,       Dec 31,       Sep 30,
                                           2004          2003          2003
    UL-Type Products:
       Net investment income             $184,128      $189,031      $187,243
       Interest credited to
        policyholders                    (125,661)     (129,846)     (130,497)
         Interest margin                   58,467        59,185        56,746
       Product charge revenue:
         Cost of insurance charges        132,628       128,210       134,913
         Expense charges                   37,424        34,391        38,719
         Surrender charges                 11,096         7,888         6,756
         Total product charge
          revenue                         181,148       170,489       180,388
       Death benefits and other
        insurance benefits                (77,203)      (63,117)      (71,949)
       Expenses, excluding
        amortization of DAC and VOBA      (22,483)      (20,696)      (25,306)
       Amortization of DAC and VOBA       (45,077)      (47,986)      (50,002)
       Miscellaneous income (expense)        (183)         (859)          (17)
       UL-type product income before
        taxes                              94,669        97,016        89,860

    Traditional Products:
       Premiums and other
        considerations                     40,145        44,315        41,253
       Net investment income               38,546        41,309        40,759
       Benefits                           (47,417)      (50,686)      (42,299)
       Expenses, excluding
        amortization of DAC and VOBA       (7,160)       (6,719)       (6,787)
       Amortization of DAC and VOBA        (3,962)       (3,511)       (3,470)
       Traditional product income
        before taxes                       20,152        24,708        29,456

    Income before income taxes            114,821       121,724       119,316
    Income taxes                          (39,794)      (41,279)      (40,703)
    Reportable segment results            $75,027       $80,445       $78,613

     Operating Measures
    Annualized life insurance
     premium sales:
         -Individual Markets Excl.
           Community Banks and BOLI       $48,682       $61,408       $48,523
         -Community Banks and BOLI            945         2,189         2,153
                                          $49,627       $63,597       $50,676

     Average  UL policyholder
      fund balances                   $10,930,580   $10,823,708   $10,657,827
     Average VUL separate
      account assets                    1,489,461     1,384,892     1,277,027
         Total                        $12,420,041   $12,208,600   $11,934,854

     Average Face Amount of
      Insurance In Force:
         - Total                     $166,444,000  $165,787,000  $164,669,000
         - UL-Type Contracts          126,103,000   124,981,000   123,497,000

     Average assets                   $17,935,181   $17,540,855   $17,244,613


                           JEFFERSON-PILOT CORPORATION
                           INDIVIDUAL PRODUCTS SEGMENT
                      SUPPLEMENTAL HISTORICAL QUARTERLY DATA

     (In Thousands)                      Jun 30,       Mar 31,       Dec 31,
                                          2003          2003          2002
        UL-Type Products:
       Net investment income            $187,777      $185,138      $187,835
       Interest credited to
        policyholders                   (128,564)     (126,471)     (135,252)
         Interest margin                  59,213        58,667        52,583
       Product charge revenue:
         Cost of insurance charges       123,384       125,429       122,534
         Expense charges                  32,913        35,602        28,202
         Surrender charges                 9,961        10,325         9,891
         Total product charge revenue    166,258       171,356       160,627
       Death benefits and other
        insurance benefits               (66,105)      (71,244)      (55,537)
       Expenses, excluding
        amortization of DAC and VOBA     (26,608)      (23,813)      (20,122)
       Amortization of DAC and VOBA      (40,120)      (40,930)      (48,552)
       Miscellaneous income
        (expense)                         (1,236)           (3)           (3)
       UL-type product income before
        taxes                             91,402        94,033        88,996

    Traditional Products:
       Premiums and other
        considerations                    43,245        44,169        42,900
       Net investment income              41,200        41,937        45,270
       Benefits                          (51,413)      (53,378)      (49,668)
       Expenses, excluding
        amortization of DAC and VOBA      (5,494)       (5,161)       (9,552)
       Amortization of DAC and VOBA       (4,565)       (4,694)       (2,990)
       Traditional product income
        before taxes                      22,973        22,873        25,960

    Income before income taxes           114,375       116,906       114,956
    Income taxes                         (40,031)      (40,917)      (40,234)
    Reportable segment results           $74,344       $75,989       $74,722

     Operating Measures
    Annualized life insurance
     premium sales:
         -Individual Markets Excl.
           Community Banks and BOLI      $49,360       $56,031       $60,191
         -Community Banks and BOLI           -           5,411         8,470
                                         $49,360       $61,442       $68,661

     Average  UL policyholder fund
      balances                       $10,507,662   $10,351,111   $10,174,141
     Average VUL separate account
      assets                           1,166,356     1,105,805     1,085,865
         Total                       $11,674,018   $11,456,916   $11,260,006

     Average Face Amount of
      Insurance In Force:
         - Total                    $164,139,000  $163,794,000  $162,933,000
         - UL-Type Contracts         122,716,000   122,245,000   121,283,000

     Average assets                  $16,977,002   $16,750,174   $16,531,675


                           JEFFERSON-PILOT CORPORATION
                           INDIVIDUAL PRODUCTS SEGMENT
                      SUPPLEMENTAL HISTORICAL QUARTERLY DATA

     (In Thousands)                      Sep 30,       Jun 30,       Mar 31,
                                          2002          2002          2002
    UL-Type Products:
       Net investment income            $186,805      $184,805      $184,663
       Interest credited to
        policyholders                   (137,230)     (132,653)     (129,469)
         Interest margin                  49,575        52,152        55,194
       Product charge revenue:
         Cost of insurance charges       120,626       119,072       116,719
         Expense charges                  29,178        29,276        28,780
         Surrender charges                10,201         9,030         8,877
         Total product charge
          revenue                        160,005       157,378       154,376
       Death benefits and other
        insurance benefits               (65,092)      (59,667)      (65,645)
       Expenses, excluding
        amortization of DAC and VOBA     (27,791)      (26,823)      (26,986)
       Amortization of DAC and VOBA      (38,763)      (35,127)      (32,001)
       Miscellaneous income (expense)         55            12            93
       UL-type product income before
        taxes                             77,989        87,925        85,031

    Traditional Products:
       Premiums and other
        considerations                    44,820        45,630        47,079
       Net investment income              44,537        44,445        45,285
       Benefits                          (44,268)      (53,803)      (60,538)
       Expenses, excluding
        amortization of DAC and VOBA      (6,466)       (5,645)       (6,030)
       Amortization of DAC and VOBA       (2,955)       (3,499)       (3,580)
       Traditional product income
        before taxes                      35,668        27,128        22,216

    Income before income taxes           113,657       115,053       107,247
    Income taxes                         (39,780)      (40,268)      (37,537)
    Reportable segment results           $73,877       $74,785       $69,710

     Operating Measures
    Annualized life insurance
     premium sales:
         -Individual Markets Excl.
           Community Banks and BOLI      $51,726       $51,647       $38,766
         -Community Banks and BOLI         7,348        19,592        22,591
                                         $59,074       $71,239       $61,357

     Average  UL policyholder fund
      balances                        $9,989,816    $9,778,948    $9,558,857
     Average VUL separate account
      assets                           1,137,553     1,289,788     1,331,981
         Total                       $11,127,369   $11,068,736   $10,890,838

     Average Face Amount of
      Insurance In Force:
         - Total                    $161,863,000  $160,749,000  $160,061,000
         - UL-Type Contracts         120,168,000   119,174,000   118,577,000

     Average assets                  $16,355,557   $16,300,972   $16,219,037


                        JEFFERSON-PILOT CORPORATION
                  ANNUITY AND INVESTMENT PRODUCTS SEGMENT
                  SUPPLEMENTAL HISTORICAL QUARTERLY DATA

     (In Thousands)                          Mar 31,    Dec 31,     Sep 30,
                                              2004       2003        2003
     Investment product charges and
      premiums                               $2,406      $2,637      $1,645
     Investment income, net of expenses 143,518 148,183 145,591 Broker-dealer concessions and
      other                                  29,392      26,563      26,489
     Total revenues                         175,316     177,383     173,725
     Policy benefits                        103,612     108,116     101,203
     Insurance expenses                      14,919      11,170      17,005
     Broker-dealer expenses                  27,512      23,932      24,901
     Total benefits and expenses            146,043     143,218     143,109
     Income before income taxes              29,273      34,165      30,616
     Income taxes                            10,203      11,856      10,644
     Reportable Segment Results             $19,070     $22,309     $19,972

    Operating Measures

    Fixed annuity premium sales            $310,101    $320,989    $187,780
    Variable annuity premium sales              112          -          213
         Total                             $310,213    $320,989    $187,993

    Investment product sales             $1,323,800  $1,054,345    $926,296

    Average Fund Balances :
    Fixed annuity                        $8,875,604  $8,611,290  $8,428,312
    Variable annuity                        350,354     346,699     343,529
       Total annuity                     $9,225,958  $8,957,989  $8,771,841

    Effective investment spreads for
     fixed annuities                          1.71%       1.83%       1.94%

    Fixed annuity surrenders as a % of
     beginning fund balance                    9.5%        9.1%        8.5%

    Fixed annuity general and
     administrative expenses
     as a % of average invested
     assets                                   0.18%       0.19%       0.15%

    Average assets                      $10,116,787  $9,761,055  $9,534,079


                        JEFFERSON-PILOT CORPORATION
                  ANNUITY AND INVESTMENT PRODUCTS SEGMENT
                  SUPPLEMENTAL HISTORICAL QUARTERLY DATA

     (In Thousands)                          Jun 30,    Mar 31,      Dec 31,
                                              2003       2003         2002
     Investment product charges and
      premiums                               $2,466      $2,040      $2,742
     Investment income, net of expenses     147,387     145,478     150,247
     Broker-dealer concessions and other     23,090      22,190      22,105
     Total revenues                         172,943     169,708     175,094
     Policy benefits                        103,692     103,575     111,002
     Insurance expenses                      14,534      13,106      11,869
     Broker-dealer expenses                  21,560      20,348      20,374
     Total benefits and expenses            139,786     137,029     143,245
     Income before income taxes              33,157      32,679      31,849
     Income taxes                            11,631      11,464      11,147
     Reportable Segment Results             $21,526     $21,215     $20,702

    Operating Measures

    Fixed annuity premium sales            $132,336    $115,339    $187,440
    Variable annuity premium sales              589       1,041       1,279
          Total                            $132,925    $116,380    $188,719

    Investment product sales               $662,922    $614,665    $632,853

    Average Fund Balances :
    Fixed annuity                        $8,319,515  $8,242,025  $8,127,981
    Variable annuity                        335,893     335,366     351,830
       Total annuity                     $8,655,408  $8,577,391  $8,479,811

    Effective investment spreads for fixed
     annuities                                1.88%       1.89%       1.86%

    Fixed annuity surrenders as a % of
     beginning fund balance                    7.8%        7.9%        9.7%

    Fixed annuity general and
     administrative expenses
       as a % of average invested assets      0.13%       0.18%       0.21%

    Average assets                       $9,449,064  $9,404,408  $9,323,584


                        JEFFERSON-PILOT CORPORATION
                  ANNUITY AND INVESTMENT PRODUCTS SEGMENT
                  SUPPLEMENTAL HISTORICAL QUARTERLY DATA

     (In Thousands)                        Sep 30,     Jun 30,      Mar 31,
                                            2002        2002         2002
     Investment product charges and
      premiums                              $2,907      $2,980      $3,618
     Investment income, net of expenses    145,043     140,886     140,630
     Broker-dealer concessions and other    22,585      27,215      25,407
     Total revenues                        170,535     171,081     169,655
     Policy benefits                       110,180     103,157     100,402
     Insurance expenses                      9,962      12,516      12,467
     Broker-dealer expenses                 21,266      25,664      23,937
     Total benefits and expenses           141,408     141,337     136,806
     Income before income taxes             29,127      29,744      32,849
     Income taxes                           10,194      10,411      11,497
     Reportable Segment Results            $18,933     $19,333     $21,352

    Operating Measures

    Fixed annuity premium sales           $365,300    $255,323    $186,424
    Variable annuity premium sales           1,510       1,864       5,064
          Total                           $366,810    $257,187    $191,488

    Investment product sales              $754,358    $773,001    $743,876

    Average Fund Balances :
    Fixed annuity                       $7,905,171  $7,674,120  $7,532,393
    Variable annuity                       385,896     454,759     492,913
       Total annuity                    $8,291,067  $8,128,879  $8,025,306

    Effective investment spreads for fixed
     annuities                               1.81%       1.82%       1.84%

    Fixed annuity surrenders as a % of
     beginning fund balance                   8.5%       10.2%        9.2%

    Fixed annuity general and
     administrative expenses
       as a % of average invested assets     0.20%       0.21%       0.22%

    Average assets                      $9,135,735  $8,962,901  $8,834,628


                           JEFFERSON-PILOT CORPORATION
                            BENEFIT PARTNERS SEGMENT
                     SUPPLEMENTAL HISTORICAL QUARTERLY DATA

     (In Thousands)                        Mar 31,     Dec 31,     Sep 30,
                                            2004        2003        2003

     Premiums and other considerations    $232,500    $192,592    $190,313
     Net investment income                  18,382      15,487      15,879
     Total revenue                         250,882     208,079     206,192
     Policy benefits                       180,401     142,397     148,397
     Expenses                               52,859      40,755      42,368
     Total benefits and expenses           233,260     183,152     190,765
     Income before income taxes             17,622      24,927      15,427
     Income taxes                            6,168       8,725       5,399
     Reportable segment results            $11,454     $16,202     $10,028

    Operating Measures

     Life, Disability and Dental:
           Annualized sales                $53,898     $48,753     $38,530

     Reportable segments results:
          Life                              $3,459      $6,575      $4,483
          Disability                         6,790       7,330       5,374
          Dental                               641       1,949       1,958
          Other                                564         348      (1,787)
             Total                         $11,454     $16,202     $10,028

     Loss ratio:
          Life                               79.0%       73.1%       76.6%
          Disability                         72.9%       70.2%       72.9%
          Dental                             78.3%       72.6%       72.4%
             Combined                        76.2%       71.8%       74.3%

     Total expenses as a % of premiums       22.8%       21.2%       22.3%


                           JEFFERSON-PILOT CORPORATION
                            BENEFIT PARTNERS SEGMENT
                     SUPPLEMENTAL HISTORICAL QUARTERLY DATA

     (In Thousands)                        Jun 30,     Mar 31,     Dec 31,
                                            2003        2003        2002

     Premiums and other considerations    $191,322    $181,792    $162,643
     Net investment income                  16,514      15,882      15,679
     Total revenue                         207,836     197,674     178,322
     Policy benefits                       147,831     137,658     119,140
     Expenses                               40,765      41,682      39,440
     Total benefits and expenses           188,596     179,340     158,580
     Income before income taxes             19,240      18,334      19,742
     Income taxes                            6,734       6,417       6,912
     Reportable segment results            $12,506     $11,917     $12,830

    Operating Measures

     Life, Disability and Dental:
           Annualized sales                $39,764     $72,960     $50,940

     Reportable segments results:
          Life                              $4,189      $2,510      $4,817
          Disability                         7,084       8,396       6,625
          Dental                               986         336       1,305
          Other                                247         675          83
             Total                         $12,506     $11,917     $12,830

     Loss ratio:
          Life                               78.5%       82.0%       73.8%
          Disability                         69.7%       63.4%       67.3%
          Dental                             78.0%       79.8%       72.5%
             Combined                        74.7%       74.1%       71.0%

     Total expenses as a % of premiums       21.4%       23.0%       24.3%


                           JEFFERSON-PILOT CORPORATION
                            BENEFIT PARTNERS SEGMENT
                     SUPPLEMENTAL HISTORICAL QUARTERLY DATA

     (In Thousands)                        Sep 30,     Jun 30,      Mar 31,
                                            2002        2002         2002

     Premiums and other considerations    $165,094    $162,064    $148,339
     Net investment income                  14,938      14,565      15,022
     Total revenue                         180,032     176,629     163,361
     Policy benefits                       128,726     120,840     109,227
     Expenses                               37,120      36,521      34,265
     Total benefits and expenses           165,846     157,361     143,492
     Income before income taxes             14,186      19,268      19,869
     Income taxes                            4,965       6,744       6,954
     Reportable segment results             $9,221     $12,524     $12,915

    Operating Measures

     Life, Disability and Dental:
           Annualized sales                $38,383     $36,451     $56,101

     Reportable segments results:
          Life                              $3,793      $5,641      $5,508
          Disability                         3,779       4,595       5,588
          Dental                               781       1,056       1,015
          Other                                868       1,232         804
             Total                          $9,221     $12,524     $12,915

     Loss ratio:
          Life                               78.5%       73.4%       72.7%
          Disability                         73.9%       71.8%       68.8%
          Dental                             75.1%       75.4%       75.4%
             Combined                        76.1%       73.1%       71.7%

     Total expenses as a % of premiums       22.5%       22.7%       23.1%


                           JEFFERSON-PILOT CORPORATION
                              COMMUNICATIONS SEGMENT
                      SUPPLEMENTAL HISTORICAL QUARTERLY DATA

     (In Thousands)                        Mar 31,     Dec 31,     Sep 30,
                                            2004        2003        2003

     Communications revenues, net          $58,507     $63,792    $51,729
     Cost of sales                          14,713      15,824      9,306
     Operating expenses                     21,949      18,840     18,821
     Broadcast cash flow                    21,845      29,128     23,602
     Depreciation and amortization           2,225       2,273      1,994
     Corporate general and administrative
      expenses                               1,599       2,090      1,697
     Net interest expense and other
      income                                   423         468        514
     Income before income taxes             17,598      24,297     19,397
     Income taxes                            7,046       8,906      8,031
     Reportable segment results            $10,552     $15,391    $11,366


                           JEFFERSON-PILOT CORPORATION
                              COMMUNICATIONS SEGMENT
                      SUPPLEMENTAL HISTORICAL QUARTERLY DATA

     (In Thousands)                        Jun 30,     Mar 31,     Dec 31,
                                            2003        2003        2002

     Communications revenues, net          $50,674     $50,478    $61,844
     Cost of sales                           7,208      13,453     14,229
     Operating expenses                     20,328      21,292     20,652
     Broadcast cash flow                    23,138      15,733     26,963
     Depreciation and amortization           2,087       2,103      2,371
     Corporate general and administrative
      expenses                               1,155       1,490      2,244
     Net interest expense and other
      income                                   561         588        594
     Income before income taxes             19,335      11,552     21,754
     Income taxes                            7,762       4,488      8,733
     Reportable segment results            $11,573      $7,064    $13,021


                           JEFFERSON-PILOT CORPORATION
                              COMMUNICATIONS SEGMENT
                      SUPPLEMENTAL HISTORICAL QUARTERLY DATA

     (In Thousands)                         Sep 30,     Jun 30,    Mar 31,
                                             2002        2002       2002

     Communications revenues, net          $49,891     $49,972    $48,643
     Cost of sales                           9,619       7,253     13,052
     Operating expenses                     19,632      20,589     20,608
     Broadcast cash flow                    20,640      22,130     14,983
     Depreciation and amortization           1,924       1,880      1,908
     Corporate general and administrative
      expenses                               2,260       1,851      1,340
     Net interest expense and other
      income                                   717         761        787
     Income before income taxes             15,739      17,638     10,948
     Income taxes                            5,986       7,127      4,403
     Reportable segment results             $9,753     $10,511     $6,545


                           JEFFERSON-PILOT CORPORATION
                           CORPORATE AND OTHER SEGMENT
                     SUPPLEMENTAL HISTORICAL QUARTERLY DATA

     (In Thousands)                        Mar 31,     Dec 31,     Sep 30,
                                            2004        2003        2003

     Earnings on investments and other
      income (A)                           $25,937      $25,378    $24,307
     Interest expense on debt(A)           (10,748)      (8,432)    (8,159)
     Operating expenses                     (3,018)     (10,171)    (8,065)
     Federal and state income tax
      (expense) benefit                     (1,748)       3,028      1,877
     Reportable segment results             10,423        9,803      9,960
     Realized investment gains (losses),
      net                                   14,705      (27,830)    (3,862)
     Reportable Segment Results,
      Including Realized Gains (Losses)    $25,128     $(18,027)    $6,098

    Ending Assets by Segment (In Millions)
    Individual Products                    $18,087      $17,717    $17,365
    Annuity and Investment Products         10,293        9,941      9,581
    Benefit Partners                         1,710        1,079      1,032
    Communications                             199          210        202
    Corporate and Other                      3,895        3,749      3,816
    Total Assets                           $34,184      $32,696    $31,996

    (A) Prior year amounts have been restated to conform to current year presentation for the adoption of FIN 46.


                           JEFFERSON-PILOT CORPORATION
                           CORPORATE AND OTHER SEGMENT
                     SUPPLEMENTAL HISTORICAL QUARTERLY DATA

     (In Thousands)                         Jun 30,     Mar 31,     Dec 31,
                                             2003        2003        2002
     Earnings on investments and other
      income(A)                            $22,437     $21,796     $17,965
     Interest expense on debt(A)            (8,442)     (8,824)     (9,127)
     Operating expenses                     (6,608)     (6,346)    (32,510)
     Federal and state income tax
      (expense) benefit                       (321)     (1,362)     11,076
     Reportable segment results              7,066       5,264     (12,596)
     Realized investment gains (losses),
      net                                   13,144     (12,394)    (42,073)
     Reportable Segment Results,
      Including Realized Gains (Losses)    $20,210     $(7,130)   $(54,669)

    Ending Assets by Segment (In Millions)
    Individual Products                    $17,124     $16,829     $16,671
    Annuity and Investment Products          9,487       9,412       9,397
    Benefit Partners                           980         945         909
    Communications                             201         200         204
    Corporate and Other                      3,896       3,429       3,438
    Total Assets                           $31,688     $30,815     $30,619


  presentation for the adoption of FIN 46.


                           JEFFERSON-PILOT CORPORATION
                           CORPORATE AND OTHER SEGMENT
                     SUPPLEMENTAL HISTORICAL QUARTERLY DATA

     (In Thousands)                         Sep 30,     Jun 30,    Mar 31,
                                             2002        2002       2002

     Earnings on investments and other
      income(A)                            $15,778     $22,280    $21,189
     Interest expense on debt(A)            (9,166)     (8,867)    (8,758)
     Operating expenses                     (3,207)     (7,309)    (4,922)
     Federal and state income tax
      (expense) benefit                      1,119        (829)      (322)
     Reportable segment results              4,524       5,275      7,187
     Realized investment gains (losses),
      net                                    2,448       2,845     21,863
     Reportable Segment Results,
      Including Realized Gains (Losses)     $6,972      $8,120    $29,050

    Ending Assets by Segment (In Millions)
    Individual Products                    $16,392     $16,319    $16,283
    Annuity and Investment Products          9,250       9,022      8,904
    Benefit Partners                           878         852        824
    Communications                             199         197        197
    Corporate and Other                      3,279       3,278      3,128
    Total Assets                           $29,998     $29,668    $29,336

    (A) Prior year amounts have been restated to conform to current year presentation for the adoption of FIN 46.


                           JEFFERSON-PILOT CORPORATION
                       INSURANCE SEGMENTS EXPENSE ANALYSIS
                     SUPPLEMENTAL HISTORICAL QUARTERLY DATA

     (In Thousands)                          Mar 31,    Dec 31,     Sep 30,
                                              2004       2003        2003

       Individual Products
        Commissions                         $63,769     $83,370    $66,616
        General and administrative
         expenses                            29,801      31,738     28,672
        Taxes, licenses and fees             11,063       9,558     13,326
              Total commissions and
               expenses incurred            104,633     124,666    108,614
        Less commissions and expenses
         capitalized                        (74,990)    (97,251)   (76,521)
        Amortization of DAC and VOBA         49,039      51,497     53,472
              Net expense                   $78,682     $78,912    $85,565

       Annuity and Investment Products
        Insurance companies:
        Commissions - insurance companies   $18,454     $15,087     $8,634
        General and administrative expenses   4,859       5,248      4,299
        Taxes, licenses and fees                646         564        441
              Gross commissions and
               expenses incurred             23,959      20,899     13,374
        Less commissions and expenses
         capitalized                        (20,539)    (19,799)    (8,899)
        Amortization of DAC and VOBA         11,498      10,070     12,530
              Net expense - insurance
               companies                     14,918      11,170     17,005
        Broker/Dealer:
        Commissions                         $24,767      21,312     22,001
        Other                                 2,745       2,620      2,900
              Net expense - broker/dealer    27,512      23,932     24,901
              Net expense                   $42,430     $35,102    $41,906

       Benefit Partners
        Commissions                         $26,881     $21,079    $21,825
        General and administrative expenses  22,952      19,721     18,247
        Taxes, licenses and fees              4,981       3,804      5,060
              Total commissions and
               expenses incurred             54,814      44,604     45,132
        Less commissions and expenses
         capitalized                         (8,201)    (29,156)   (28,134)
        Amortization of DAC and VOBA          6,246      25,307     25,370
              Net expense                   $52,859     $40,755    $42,368


                           JEFFERSON-PILOT CORPORATION
                       INSURANCE SEGMENTS EXPENSE ANALYSIS
                     SUPPLEMENTAL HISTORICAL QUARTERLY DATA

     (In Thousands)                         Jun 30,     Mar 31,     Dec 31,
                                             2003        2003        2002

       Individual Products
        Commissions                         $66,415     $79,184    $73,923
        General and administrative
         expenses                            32,694      30,096     33,280
        Taxes, licenses and fees             12,512      14,897     13,109
              Total commissions and
               expenses incurred            111,621     124,177    120,312
        Less commissions and expenses
         capitalized                        (79,520)    (95,203)   (90,639)
        Amortization of DAC and VOBA         44,686      45,624     51,543
              Net expense                   $76,787     $74,598    $81,216

       Annuity and Investment Products
        Insurance companies:
        Commissions - insurance companies    $6,955      $6,054    $11,856
        General and administrative
         expenses                             4,270       4,372      6,260
        Taxes, licenses and fees                436         497        434
              Gross commissions and
               expenses incurred             11,661      10,923     18,550
        Less commissions and expenses
         capitalized                         (9,231)     (9,317)   (14,607)
        Amortization of DAC and VOBA         12,104      11,500      7,926
              Net expense - insurance
               companies                     14,534      13,106     11,869
        Broker/Dealer:
        Commissions                          19,190      18,071     17,667
        Other                                 2,370       2,277      2,707
              Net expense - broker/dealer    21,560      20,348     20,374
              Net expense                   $36,094     $33,454    $32,243

       Benefit Partners
        Commissions                         $21,539     $20,821    $19,774
        General and administrative expenses  18,214      19,442     18,912
        Taxes, licenses and fees              5,061       5,263      4,507
              Total commissions and
               expenses incurred             44,814      45,526     43,193
        Less commissions and expenses
         capitalized                        (28,909)    (28,252)   (26,395)
        Amortization of DAC and VOBA         24,860      24,408     22,642
              Net expense                   $40,765     $41,682    $39,440


                           JEFFERSON-PILOT CORPORATION
                       INSURANCE SEGMENTS EXPENSE ANALYSIS
                     SUPPLEMENTAL HISTORICAL QUARTERLY DATA

     (In Thousands)                          Sep 30,     Jun 30,    Mar 31,
                                              2002        2002       2002

       Individual Products
        Commissions                         $66,135     $67,385    $63,091
        General and administrative
         expenses                            30,636      32,367     30,404
        Taxes, licenses and fees             13,652      13,915     14,690
              Total commissions and
               expenses incurred            110,423     113,667    108,185
        Less commissions and expenses
         capitalized                        (76,165)    (81,199)   (75,168)
        Amortization of DAC and VOBA         41,717      38,626     35,581
              Net expense                   $75,975     $71,094    $68,597

       Annuity and Investment Products
        Insurance companies:
        Commissions - insurance companies   $17,976     $11,964    $11,164
        General and administrative
         expenses                             5,631       5,103      4,638
        Taxes, licenses and fees                425         471        488
              Gross commissions and
               expenses incurred             24,032      17,538     16,290
        Less commissions and expenses
         capitalized                        (22,725)    (15,168)   (14,639)
        Amortization of DAC and VOBA          8,655      10,146     10,816
              Net expense - insurance
               companies                      9,962      12,516     12,467
        Broker/Dealer:
        Commissions                          18,506      22,971     21,499
        Other                                 2,760       2,693      2,438
              Net expense - broker/dealer    21,266      25,664     23,937
              Net expense                   $31,228     $38,180    $36,404

       Benefit Partners
        Commissions                         $18,832     $18,455    $17,682
        General and administrative expenses  17,165      16,746     16,812
        Taxes, licenses and fees              4,355       5,031      3,993
              Total commissions and
               expenses incurred             40,352      40,232     38,487
        Less commissions and expenses
         capitalized                        (24,207)    (23,990)   (23,423)
        Amortization of DAC and VOBA         20,975      20,279     19,201
              Net expense                   $37,120     $36,521    $34,265


                       DAC and VOBA Balance Sheet Analysis

                                             Mar 31,    Dec 31,     Sep 30,
                                              2004       2003        2003

      Balance, beginning of period        $2,230,444  $2,111,305  $2,006,760
       Cumulative effect of change in
        accounting principle                   1,064           -           -
       Benefit Partners co-insurance
        transaction                           34,795           -           -
       Amount capitalized                    103,729     146,208     113,552
       Amortization expense                  (66,788)    (86,880)    (91,375)
       Adjustment for capital gains
        and losses                              (904)      1,239      16,092
       Adjustment for FAS 115               (107,451)     58,572      66,276
      Balance, end of period              $2,194,889  $2,230,444  $2,111,305


                       DAC and VOBA Balance Sheet Analysis

                                            Jun 30,     Mar 31,     Dec 31,
                                             2003        2003        2002

      Balance, beginning of period        $2,067,710  $2,027,317  $1,999,932
       Cumulative effect of change in
        accounting principle                       -           -           -
       Benefit Partners co-insurance
        transaction                                -           -           -
       Amount capitalized                    117,822     132,771     131,805
       Amortization expense                  (81,653)    (81,537)    (82,109)
       Adjustment for capital gains
        and losses                            (1,957)       (963)     (2,780)
       Adjustment for FAS 115                (95,162)     (9,878)    (19,531)
      Balance, end of period              $2,006,760  $2,067,710  $2,027,317


                       DAC and VOBA Balance Sheet Analysis

                                             Sep 30,     Jun 30,    Mar 31,
                                              2002        2002       2002

      Balance, beginning of period        $2,070,525  $2,169,713  $2,069,570
       Cumulative effect of change in
        accounting principle                       -           -           -
       Benefit Partners co-insurance
        transaction                                -           -           -
       Amount capitalized                    123,094     120,357     110,903
       Amortization expense                  (71,357)    (69,055)    (63,274)
       Adjustment for capital gains
        and losses                            (2,364)        320         (82)
       Adjustment for FAS 115               (119,966)   (150,810)     52,596
      Balance, end of period              $1,999,932  $2,070,525  $2,169,713

SOURCE  Jefferson-Pilot Corporation
    -0-                             04/27/2004 AB CLTU019
    /PRNewswire -- April 27/
    /END SECOND AND FINAL ADD/
    /Web site:  http://www.jpfinancial.com /
    (JP)

CO:  Jefferson-Pilot Corporation
ST:  North Carolina
IN:  INS
SU:  ERN